UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2008

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Graham Packaging Holdings Company

Current Report on Form 8-K

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 18, 2008 Graham Packaging Company, L.P. (“Graham Packaging”) announced that Mark S. Burgess has been named Chief Executive Officer of Graham Packaging, effective January 1, 2009. Warren D. Knowlton will be resigning as Chief Executive Officer of Graham Packaging, effective December 31, 2008, but will serve as Executive Chairman of Graham Packaging.

The company is in the advanced stages of searching for a new Chief Financial Officer to replace Mr. Burgess. In the interim, Mr. Burgess will continue to fulfill the role of Chief Financial Officer.

Mr. Burgess, age 49, has served as Chief Financial Officer of Graham Packaging since 2006 and has served as Chief Operating Officer of Graham Packaging since April 2008. In connection with his appointment to Chief Executive Officer, Mr. Burgess will no longer hold the position of Chief Operating Officer. He previously served as president and CEO, as well as CFO, of Anchor Glass Container Corporation, where he led the company through a successful financial restructuring. Prior to that time, he served as executive vice president and CFO of Clean Harbors Environmental Services, Inc., and prior to that was at JL French Automotive Castings, Inc. He holds a B.A. in economics from Dickinson College and an M.B.A. from the Fuqua School of Business at Duke University.

In connection with Mr. Knowlton’s resignation as Chief Executive Officer, he, Graham Packaging and Graham Packaging Holdings Company (“Holdings”) entered into a letter agreement dated December 18, 2008, which sets forth the terms of Mr. Knowlton’s employment as Executive Chairman and other matters. During that term, Mr. Knowlton’s employment will continue to be governed by his existing employment agreement, except as set forth in the letter agreement. The letter agreement provides that, for purposes of Mr. Knowlton’s pension benefits, Mr. Knowlton will be entitled to receive such benefits as described in Section 6.2 of his employment agreement upon his continued employment as Executive Chairman through December 31, 2009 and shall be deemed not to have terminated his employment with Graham Packaging or Holdings until he resigns as Executive Chairman. In addition, Mr. Knowlton’s time-based options shall vest according to the following schedule: December 4, 2007 (20%), December 31, 2008 (40%), December 4, 2009 (20%) and December 4, 2010 (20%) so long as Mr. Knowlton remains employed by Graham Packaging and Holdings as of each such date.

Mr. Knowlton’s employment agreement is filed as Exhibit 10.14 to Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission on April 2, 2007.

Item 9.01 – Financial Statement and Exhibits

Exhibit 10.1	Letter Agreement, dated December 18, 2008, between Graham Packaging Holdings Company, Graham Packaging Company, L.P. and Warren D. Knowlton

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2008

GRAHAM PACKAGING HOLDINGS COMPANY

By:	/s/ Mark S. Burgess
Name:	Mark S. Burgess
Title:	Chief Financial Officer, Assistant Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, dated December 18, 2008, between Graham Packaging Holdings Company, Graham Packaging Company, L.P. and Warren D. Knowlton